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                                                                    Exhibit 23.2





INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Critical Therapeutics, Inc. on Form S-1 of our report dated March 17, 2004, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


Boston, Massachusetts
March 18, 2004